CONFIDENTIAL  TREATMENT  REQUESTED

Portions marked with "****" have been omitted and filed separately with the Securities and Exchange Commission.

                       VIDEO-ON-DEMAND PURCHASE AGREEMENT

     This Video-On-Demand Purchase Agreement (this "Agreement") is made this 29th day of March, 2001, by and between Concurrent Computer Corporation, a Delaware corporation ("Concurrent"), having a place of business at 4375 RiverGreen Parkway, Duluth, Georgia 30096, and Comcast Cable Communications of Pennsylvania, Inc., a Pennsylvania corporation ("Comcast") having a place of business at 1500 Market Street, Philadelphia, PA 19102 setting forth the terms and conditions governing the sale and licensing from time to time by Concurrent to Comcast of the VOD Products (defined below).

1.   VOD  PRODUCTS;  ORDERING  PROCESS  AND  PROCEDURE

     1.1 Attachment A of this Agreement identifies Concurrent's (i) video-on-demand ("VOD") equipment (the "Equipment") and (ii) VOD business management software including, but not limited to, all required third party software (the "Software") (collectively, the Equipment and Software described in (i) and (ii) are the "VOD Products"). The VOD Products include all equipment required to design, install, operate and maintain a fully functional, highly reliable commercial Concurrent VOD system. Complete system configurations and detailed bills of materials will be determined on a system specific basis and included in the terms of an Order (defined below).

     1.2 All purchases by Comcast hereunder shall be pursuant to a purchase order issued by Comcast and accepted by Concurrent ("Order"). Concurrent shall accept an Order by written acknowledgment or by commencement of performance. Comcast may issue Orders by mail or by facsimile. All Orders shall be subject to the terms of this Agreement, whether or not this Agreement is referenced in such Order. No other terms shall apply to an Order, unless agreed upon by both parties in writing.


2.   PRICES

     2.1 All prices and license fees listed on Attachment B are for delivery FOB Ft. Lauderdale, Florida (the "FOB Point") and are net of all taxes, duties and other governmental charges. All transportation, rigging and draying charges shall be paid by Comcast. There shall be added to the prices and license fees all taxes, duties and other governmental charges, however designated, levied or based on the sale or license of the VOD Products or their use, including, without limitation, state and local privilege or excise taxes based on gross revenue and import or export duties, and any taxes, duties or other governmental charges or amounts in lieu thereof paid or payable by Concurrent in respect of the foregoing, exclusive, however, of taxes based on Concurrent's income. Any personal property taxes assessable on the VOD Products after delivery to the carrier shall be borne by Comcast. Freight charges for shipments outside the continental United States shall be on a prepaid or collect basis only.

     2.2 The pricing specified in this Agreement includes all reasonable parameters required to correctly design, install, operate and maintain a fully functional, highly reliable commercial Concurrent VOD system including, but not limited to, media asset loading and management, video storage/pump, DVB/ASI and QAM output, server interconnect equipment/Ethernet hubs, and all software. Equipment that is required to correctly design, install, operate and maintain a fully functional, highly reliable commercial Concurrent VOD system, that is not included in Attachment B to this Agreement, is the responsibility of Concurrent at Concurrent's expense. Comcast is not responsible for additional costs required to provide a fully functional system except when Comcast requests additional functionality from Concurrent. If Comcast requests additional functionality from Concurrents standard product, then Comcast and Concurrent shall agree, in writing, to the additional products and pricing prior to accepting any changes in pricing.

3.   PAYMENT  TERMS

     3.1 Payment for all VOD Products and services ordered shall be made in United States Dollars in two (2) installments as follows:

(a)            **** with  Comcast's  Order;  and

(b) **** within thirty (30) days after the date of delivery as evidenced by Concurrent's notice of delivery and invoice.

     3.2 All payments are to be paid to Concurrent at the address set forth in Concurrent's invoice.

4.   DEPLOYMENT  COMMITMENT

     4.1 Subject to Concurrent's obligation to provide Comcast a fully functional, highly reliable commercial VOD System and to fulfill the conditions precedent set forth in Section 5.1 below, Comcast shall purchase, between the date of the signing of this Agreement and two years after the date of the signing of this Agreement (unless such two-year period is extended pursuant to Section 5.2 below), sufficient quantities of VOD Product to be deployed to two-way capable digital headends, that in the aggregate serve **** basic cable subscribers.

5.   DEVELOPMENT,  DEPLOYMENT  AND  DELIVERY  COMMITMENTS

     5.1 On or prior to September 30, 2001, Concurrent shall complete the following:

          ****

          ****

          ****

     5.2 If Concurrent does not complete all of the actions listed in subparagraphs (a), (b) and (c) of Section 5.1 on or before September 30, 2001, Comcast shall have the right, which may be exercised at any time before the earlier of the close of business on December 31, 2001 and the Completion Date, to terminate this Agreement pursuant to
          Section  19.2  ("Section 19.2 Termination"). In the event of a Section
          19.2 Termination, all outstanding Orders shall terminate as of the effective date of termination of this Agreement and any deposits with respect to such orders shall be returned, and Comcast shall be permitted to move any VOD Products purchased by Comcast as of the date of such termination to a system that meets the requirements of Section
          5.1 and to install such VOD Products on such system, at Concurrent's sole cost and expense. If Comcast does not exercise its right to terminate this Agreement pursuant to Section 19.2, and Concurrent has not completed all of the actions listed in subparagraphs (a), (b) and
          (c) of Section 5.1 on or before December 31, 2001, then this Agreement shall automatically terminate (unless termination is waived by Comcast) without any further action by either party hereto, on December 31, 2001. If Comcast waives its right to terminate this Agreement pursuant to Section 19.2, the time periods for Comcast to earn Warrants pursuant to the WIA and to fulfill the purchase commitment set forth in Section 4.1, above, shall be extended by the number of days elapsed between March 31, 2001 and the Completion Date. The date on which Concurrent completes all of the actions listed in subparagraphs (a), (b) and (c) of Section 5.1 is referred to herein as the "Completion Date".

6.   TITLE  AND  RISK  OF  LOSS

     Title to the Equipment shall pass to Comcast upon delivery at the FOB Point. Title to Software shall not pass to Comcast at any time, but shall remain with Concurrent or its licensor. To the extent possible, all Software shall be delivered electronically; otherwise, the VOD Products shall be packaged in accordance with standard commercial practices for domestic shipment and shall be shipped by means deemed most appropriate by Concurrent unless shipping instructions are otherwise specified in writing by Comcast. Comcast shall be responsible for all risk of loss or damage or destruction to the VOD Products from and after delivery of the VOD Products by Concurrent to the carrier at the FOB Point.

7.   INSTALLATION

     Concurrent shall install the VOD Products in accordance with its standard installation procedures and shall perform installation tests using the System Acceptance Test Procedures (the "SAT"), an example of which is set forth in Attachment C. Concurrent shall provide a written certification to Comcast of the successful completion of the SAT. Comcast shall provide a suitable installation environment with all necessary facilities, as recommended by Concurrent, on or before the scheduled date of delivery of the VOD Products. Concurrent shall be given reasonable access to the VOD Products upon arrival of the VOD Products at Comcast's installation site for the purpose of installation and testing of the VOD Products. The "Installation Date" shall be the date Concurrent furnishes Comcast with its certification of its successful completion of the SAT. If Comcast has not provided Concurrent with a suitable installation environment or installation support as required herein which results in a delay in commencement of installation, the Installation Date shall be the thirtieth
(30th) day following delivery of the VOD Products to Comcast's installation site.

8.   PROGRAM  MANAGEMENT;  MAINTENANCE  SERVICE;  TRAINING

     8.1 Concurrent shall assign and dedicate a contact person [program manager] to manage the development, deployment and integration of the VOD Products.

     8.2 Concurrent shall provide to Comcast maintenance service and technical support on all VOD Products through the Initial Warranty Period (defined in Section 15 below) in accordance with the terms set forth in Attachment D, including without limitation the escalation procedures outlined in Attachment D. Thereafter, Concurrent shall offer Comcast maintenance service for the VOD Products in accordance with Section 8.4 below.

     8.3 Concurrent shall provide, at no additional cost to Comcast, one (1) initial training session for each system where the Product is deployed. Additional training sessions may be purchased at the then-current training price. All training sessions shall be held at such times and in such places as is mutually agreed between Concurrent and Comcast, and all materials used at such training sessions may be duplicated by Comcast for the sole purpose of training additional personnel of Comcast.

     8.4 After the Initial Warranty Period (which may be extended pursuant to Section15.4), Concurrent shall charge an annual maintenance fee equal to the product of (x) five percent (5%) and (y) the aggregate purchase price of all VOD Products delivered by Concurrent to Comcast (the "Maintenance Fee"). In consideration of receipt of the Maintenance Fee, Concurrent shall provide to Comcast the following:

(a) twenty-four (24) hours a day, seven (7) days a week telephone support;

(b)               software  patches/bug  fixes  as  requested;

(c) software upgrades within a commercially reasonable time after such upgrades become available to Concurrent; and

(d)               factory  parts  return/replacement (advance exchange program).

9.   DOCUMENTATION

     Two (2) sets of manuals for each Product will be provided by Concurrent on or before the Installation Date at no cost to Comcast. Additional copies of such manuals are available from Concurrent at prevailing prices.

10.  HARDWARE  AND  SOFTWARE  INTEGRATION

     Concurrent shall provide to Comcast, at no additional charge, from the date of the full execution of this Agreement until March 31, 2003, all reasonable hardware and software integration services required to provide the fully functional VOD Products, as described in Attachment A, including, but not limited to, the following integration:

     ****

11.  APPLICATION  INTEGRATION

     Concurrent shall make available to Comcast an application integration laboratory for Comcast and Concurrent to jointly develop new products such as User Interface design, interactive advertising with streaming media, Internet
Protocol media storage and streaming, time shifted programming and personal video recording/streaming to a television through a set top box.

12.  CANCELLATION  OF  AN  ORDER

     12.1 Except as otherwise provided in Section 19.2 below, Comcast may not cancel any Order after the date which is thirty (30) days prior to the delivery date for the VOD Products as specified in such Order (the "Order Cancellation Deadline"). If Comcast cancels an Order prior to the Order Cancellation Deadline, Concurrent shall use commercially reasonable efforts to use the VOD Products specified in such Order to fulfill other Orders from Comcast or other customers; provided that to the extent that Concurrent cannot use the VOD Products specified in such Order to fulfill other Orders from Comcast or other customers within a reasonable time frame, Comcast shall, except as otherwise provided in Section 19.2 below, pay or reimburse Concurrent for all costs and expenses incurred by Concurrent in connection with such Equipment which are not recovered by Concurrent within such period. In the event of any such cancellation of an Order prior to the Order Cancellation Deadline, Concurrent shall use commercially reasonable efforts to mitigate all such costs and expenses.

     12.2 Acceptance of goods for return after delivery to Comcast shall be made only with prior written authorization by Concurrent and in accordance with Concurrent's standard policies relevant to restocking charges; provided, however, that defective or damaged goods shall not be subject to any restocking charges.

13.  CHANGES

     13.1 Concurrent reserves the right, at its option, to modify or change the Equipment in whole or in part, at any time prior to delivery thereof, in order to include electrical or mechanical improvements deemed appropriate without incurring any responsibility to modify or change any Equipment previously delivered to Comcast hereunder.

     13.2 Comcast reserves the right, at its option, to review all major changes of the VOD Product, including changes to hardware and software, prior to acceptance of new products and modifications of existing products using such changes.

14.  LICENSE  OF  SOFTWARE

     14.1 The Software provided hereunder is furnished to Comcast under a nontransferable, nonexclusive license for use solely on the Equipment on which first installed for the sole purpose of operating the Product. In the event Concurrent furnishes to Comcast media containing additional software programs or routines not specified as Software licensed hereunder, Comcast shall make no attempt to copy or otherwise use or disclose any such additional software program or routines for any purpose.

     14.2 Comcast shall not remove any copyright, trademark, proprietary rights, legal or warning notice included on or embedded in any part of the Software.

     14.3 Comcast shall not sell, license, sublicense, rent, lease or otherwise transfer or assign the Software, whether by operation of law or otherwise, without the prior written consent of Concurrent, except that Comcast may transfer the Software to an affiliate of Comcast, provided that the Equipment on which such Software is used is also transferred to such affiliate and such affiliate agrees in writing to be bound by the Software license terms set forth in this Agreement.

     14.4 No reproduction rights in or to the Software or related documentation are granted to Comcast under this Agreement. Comcast agrees that it shall not, and shall not permit any other person to, except for archival purposes, copy, reproduce, duplicate by any means, or translate into a machine language the Software or any portion thereof without the prior written approval of Concurrent. Comcast also agrees that it shall not, and shall not permit any other person to, compile, decompile, or reverse engineer the Software (except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation), or otherwise permit the unauthorized use of the Software.

     14.5 The license granted hereunder to the Software shall be effective from the date of delivery of the Software and shall remain in force until terminated as provided herein. Concurrent reserves the right to terminate any license of the Software upon written notice to Comcast in the event that (i) Comcast shall fail to pay any portion of the purchase price or license fee for the VOD Products when due, or (ii) Comcast shall make any improper use, transfer, duplication or disclosure of the Software or in any other way breach this Agreement, provided that Comcast shall have thirty (30) days from the date of such notice to cure such breach. If the breach is not cured within the applicable cure period and the license is terminated in accordance with this Section14.5, Comcast shall immediately return the applicable Software and related documentation and any copies thereof to Concurrent. Comcast's right to cure any breach in accordance with this
          Section 14.5 shall not affect Concurrent's right to obtain injunctive relief immediately upon the occurrence of any such breach.

15.  WARRANTY/INFRINGEMENT  INDEMNITY

     15.1 Concurrent warrants that the Equipment shall be fully functional and free from defects in material and workmanship, and shall materially conform to the functional specifications set forth in Attachment A, for a period of **** from the Installation Date (the "Initial Warranty Period"). The foregoing warranty shall not apply unless the VOD Products are operated in accordance with Concurrent's manuals furnished with the VOD Products. Written notice of any claimed defect must be given within thirty (30) days after such defect is first discovered. Concurrent's obligation under such warranty is limited, at its option, to the repair or replacement of the Equipment or components or parts thereof which do not comply with such warranty. Such repair or replacement shall be made at Concurrent's designated plant or repair facility, and shall be at Concurrent's expense; provided, however, that all transportation and inspection charges covering any such returned Equipment or component or part that proves not to be defective in accordance with the terms of such warranty shall be paid by Comcast. No Equipment shall be returned to Concurrent until Comcast receives written instructions regarding return procedures. The warranty in this Section 15.1 shall not extend to any labor charges for physical removal and/or replacement of defective Equipment or components or parts thereof.

     15.2 Concurrent warrants that the Software furnished hereunder shall perform in material conformance with its published specifications for a period of **** from the Installation Date. In the event of any failure to so perform, Concurrent shall, at the request of Comcast, use reasonable commercial efforts to repair or circumvent any defect affecting such performance; provided that such reparation or circumvention shall be Comcast's sole remedy for any such failure of the Software to perform in accordance with the warranty in this Section15.2. It is understood that Concurrent does not warrant that the Software will be error-free.

     15.3 Notwithstanding anything herein to the contrary, VOD Products that are not manufactured or developed by Concurrent, but are supplied or sublicensed by Concurrent, and which are wholly or partially integrated into a system are warranted only to the extent, and subject to the terms, of the original warranty given by the manufacturer of such VOD Products to Concurrent. Comcast shall give prompt written notice to Concurrent of any defect or failure of such VOD Products and provide proof thereof.

     15.4 Comcast shall have the right at any time it places an Order to purchase a twelve (12) month extension to the warranty in Section 15.1 for the Equipment purchased in such Order at an additional cost equal to the product of (x) **** and (y) the purchase price set forth in the Order for such Equipment.

     15.5 The warranties set forth in this Agreement shall not apply to VOD Products requiring adjustments, correction, repair or replacement, or increase in service time, caused by:

          (a) electrical work external to the VOD Products, or the attachment or use of accessories or other devices, including networking devices, not furnished, approved or recommended by Concurrent; or failure to properly maintain the same;

          (b)  accident,  transportation,  neglect  or  misuse;

          (c) alterations, including, but not limited to, any deviation from circuit or network designs or structural equipment recommended by Concurrent, installation or removal of Product features not recommended by Concurrent, and all other modifications not recommended by Concurrent, which are performed by any person other than those authorized by Concurrent;

          (d) failure to provide and maintain a suitable installation environment with all facilities specified by Concurrent (including, but not limited to, failure of, or failure to provide, adequate electrical power, air-conditioning, humidity control) or from use of supplies or materials not meeting Concurrent's specifications;

          (e) repair or replacement of consumable supplies or parts which have reached the end of their useful life; or

          (f) the use of a Product for other than the purposes for which it is designed.

     15.6 CONCURRENT MAKES NO REPRESENTATION OR WARRANTY OTHER THAN THOSE SET FORTH IN THIS AGREEMENT. THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE EXPRESSLY MADE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR
          IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     15.7 Concurrent shall, at its expense, defend, indemnify and hold harmless Comcast from and against any claim of infringement of any United States patents or copyrights by any VOD Products manufactured or developed by Concurrent, provided that (i) Concurrent is promptly informed in writing of such claim and furnished a copy of each communication, notice or other action relating to the alleged infringement, (ii) Concurrent shall have control over the defense and negotiations for a settlement or compromise, (iii) Concurrent is given all reasonable authority, information and assistance from Comcast necessary to defend or settle such suit or proceeding (at Concurrent's expense), and (iv) Comcast incurs no obligation or liability without the prior written consent of Concurrent. The foregoing obligation of Concurrent does not apply to VOD Products or portions or components thereof (a) which are modified by persons or entities other than Concurrent (or persons or entities employed or contracted by Concurrent) if the alleged infringement relates to such modification unless such modification was recommended or approved by Concurrent or
          (b) combined with other products, processes or materials not supplied or recommended by Concurrent where the alleged infringement relates to such combination. If any claim that Concurrent is obligated to defend has occurred or, in Concurrent's opinion, is likely to occur, Concurrent may, at its option, either (i) procure for Comcast the right to continue to use the applicable VOD Product or (ii) replace or modify the VOD Product so it becomes non-infringing.

16.  LIMITATION  OF  LIABILITY

     Except for Concurrent's obligations under Section 15.7 above, and except for personal injury or tangible property damage caused by the gross negligence or willful misconduct of Concurrent in the performance of services hereunder, Concurrent's liability in contract, tort or otherwise arising out of or in connection with the performance of any Product, shall not exceed the purchase price or license fee paid by Comcast with respect to such Product that is the subject of the claim.

     IN NO EVENT SHALL CONCURRENT OR ITS DEVELOPERS OR AFFILIATES OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES BE LIABLE FOR SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL, MULTIPLE, CONSEQUENTIAL, OR TORT DAMAGES (INCLUDING ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS, LOSS OF SAVINGS, LOSS OF BUSINESS OR OTHER ECONOMIC LOSS) ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF ANY PRODUCT, COMCAST'S INABILITY TO USE SUCH PRODUCT OR CONCURRENT'S PERFORMANCE OF SERVICES HEREUNDER, EVEN IF CONCURRENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17.  INSURANCE

     Concurrent will provide the following insurance coverage at its own expense throughout the term of this Agreement:

     (a) Workers' compensation insurance, as required by law, and employer's liability insurance with at least a **** limit, each occurrence.

     (b) Personal injury, bodily injury, and property damage liability insurance, including automobile coverage, with personal injury and bodily injury limits of not less than **** each occurrence, and property damage of at least **** each.

     All such insurance shall be carried by companies with an A.M. Best rating of at least "A". All policies of insurance shall: (i) name Comcast, its officers, directors, affiliates, subsidiaries, employees and agents as additional insured parties; (ii) contain a statement that said policy is primary coverage to Comcast and its officers, directors, affiliates, subsidiaries, employees and agents and that any coverage maintained by

     Comcast is non-contributory, for claims or losses resulting from the negligence of Concurrent; and (iii) provide that such policy will not be cancelled or amended except after thirty (30) days advance written notice to Comcast, mailed to the address indicated herein.


18.  CONFIDENTIALITY

     18.1 It is anticipated that each party may be required to exchange certain confidential information ("Information") to the other in the course of performing this Agreement. From the date of disclosure, and until **** years following such date, the recipient of Information ("Recipient") shall maintain the Information in confidence and use the Information solely to perform its obligations or enforce its rights under this Agreement, using at least the same degree of care as it employs to protect its own confidential information of a similar nature, but not less than a reasonable standard of care, provided that the Information is identified in writing as confidential at the time of disclosure, or if orally disclosed, is identified as confidential at the time of disclosure and confirmed in writing within twenty (20) days after such oral disclosure. Recipient shall have no obligation hereunder with respect to any Information that is:

          (a) generally known to the public at the time of disclosure, or becomes known to the public without breach of this Agreement;

          (b) known to the Recipient prior to the disclosure, or is independently developed by the Recipient without reference to or use of any other portion of the Information;

          (c) obtained by the Recipient in good faith from a third party not under obligation of secrecy to the disclosing party (hereafter referred to as "Disclosing Party"); or

          (d) the subject of a court or government agency order to disclose, provided that the Recipient gives prompt written notice to the Disclosing Party to allow the Disclosing Party to contest such order.

     The Recipient shall have the burden of proving that any of the above exceptions apply by means of documentary evidence available at the time Recipient claims the exception first became applicable.

     18.2 Title to all tangible forms of the Information, and all copies thereof, shall be and remain with Disclosing Party. Recipient shall not copy or otherwise reproduce, in whole or in part, any Information without the prior written authorization of Disclosing Party, except as may be reasonably necessary to fulfill the purpose of this Agreement. Recipient shall not disclose any Information to any third party other than its officers, directors, employees, agents and representatives having a need to know such Information to support performance of this Agreement, provided that each such party given access to any such Information is subject to a written confidentiality agreement whose terms are substantially similar to this Section 18.2. Recipient shall promptly return or destroy all tangible forms of the Information, and copies thereof, upon Disclosing Party's request or termination of this Agreement, and if such Information is destroyed, shall promptly provide evidence reasonably satisfactory to the Disclosing Party of such destruction.

     18.3 It is understood, however, that Concurrent has performed substantial development relating to the design and manufacture of digital video and other products, and that Concurrent has relationships with other companies which may be competitors of Comcast. It is further understood that Comcast has relationships with other companies that may be competitors of Concurrent. Neither this Agreement, nor receipt of Information hereunder, shall limit either party's independent development, manufacture or marketing of products or systems involving technology or ideas similar to the VOD Products or other products or systems disclosed in any Information or otherwise, nor will this Agreement or receipt of Information hereunder prevent either party from entering into discussions or agreements for the purchase or licensing of products or systems similar to the VOD Products with third parties, including competitors of the other party.

19.  TERM  AND  TERMINATION

     19.1 This Agreement will become effective as of the date first above written and, unless earlier terminated in accordance with this Agreement, will continue, unless extended pursuant to the following sentences, until March 31, 2004. At the sole option of Comcast, this Agreement may be extended for one (1) term of **** years (the "Optional Extension"), by giving notice of extension to Concurrent at least thirty (30) days prior to March 31, 2004. If Comcast exercises its right to the Optional Extension, the terms and conditions of this Agreement shall be extended for **** years, and thereafter will automatically renew, on each anniversary of March 31, for successive one-year periods (each such period, an "Evergreen Year"), unless either party gives written notice of termination at least ninety (90) days prior to the beginning of a new Evergreen Year.

     19.2 If  Concurrent  does  not complete the actions listed in subparagraphs
          (a), (b) and (c) of Section 5.1 on or before September 30, 2001, Comcast shall have the right, in its sole discretion, which may be exercised by written notice to Concurrent at any time before the earlier of the close of business on December 31, 2001 or the Completion Date, to terminate this Agreement, or if Comcast does not so terminate this Agreement and Concurrent does not complete the actions listed in subparagraphs (a), (b) and (c) of Section 5.1 on or before December 31, 2001, this Agreement shall automatically terminate (unless termination is waived by Comcast) without any further action by either party hereto, on December 31, 2001.

     19.3 Either  party  shall  be  in  default of this Agreement if such party:

     a) fails to make any payment required to be made hereunder when such payment is due and such failure continues for fifteen (15) business days after receipt of written notice of such failure;

     b) fails to perform any of its material obligations under this Agreement (other than a payment obligation) and such failure continues for thirty (30) calendar days after receipt of written notice of such failure, or if such failure cannot be cured within such thirty (30) day period, but the defaulting party diligently pursues a cure of such default during such thirty (30) day period and thereafter, such failure continues for sixty (60) calendar days after receipt of written notice of such failure;

     c) assigns this Agreement, or any obligation or right under this Agreement, to a third party that is not an Affiliate of such party; or

     d) becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or part of that party's assets.

     In the event of a default, the non-defaulting party may terminate the Agreement and any outstanding Orders by written notice to the defaulting party.

     19.4 Termination or expiration of this Agreement shall not relieve either party of any of its then-accrued obligations, including without limitation the obligation to pay for delivered VOD Products or for any then-applicable cancellation charges pursuant to this Agreement. For avoidance of doubt, Comcast shall have no obligations under the deployment commitment in Section 4.1 after termination or expiration of this Agreement.

20.  MOST  FAVORED  CUSTOMER  PROVISION

     20.1 (a) Subject to Sections 20.1(b) and 20.1(c) hereof, each of Comcast and its Affiliates is hereby accorded the right to receive "most favored customer" terms and conditions from Concurrent and any of its Affiliates with respect to the purchase or licensing of VOD Products and the purchasing of services.

          ****

          ****

          ****

          ****

     20.2 Comcast may, upon reasonable notice to Concurrent, instruct an external independent auditor reasonably satisfactory to Concurrent to audit the relevant books and records of Concurrent to ensure compliance with Section 20.1; provided that such audit shall not be conducted more frequently than annually and shall be conducted at a place and time during normal business hours reasonably acceptable to Concurrent and shall be conducted in such a manner as not to unreasonably interfere with the normal business operations of Concurrent; and provided further that Comcast and its independent auditors shall enter into confidentiality agreements reasonably satisfactory to Concurrent with respect to the review in such audit of information relating to Concurrent's contractual relationship with any third party. In the event that Concurrent violates the provisions of
          Section 20.1 in any material respect, Concurrent agrees to (i) pay the reasonable expenses of the independent auditor, (ii) adjust the terms and conditions of this Agreement to give retroactive and prospective effect to the non-economic terms of the superior agreement, in accordance with the requirements of this Agreement, (iii) refund overpaid amounts to Comcast or its Affiliate, as the case may be, or apply a credit in the amount of the overpaid amounts against future license fees (at the election of Comcast or the Affiliate) and (iv) immediately grant to Comcast the improved terms or other benefits to which Comcast is entitled.

     20.3 For the purposes of this Agreement the term "Affiliate" shall mean an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

21.  WARRANTS

     Simultaneously with the execution of this Agreement, and without any additional consideration therefor, Concurrent and Comcast shall enter into that certain Warrant Issuance Agreement (the "WIA"), of even date herewith, pursuant to which Concurrent shall issue to Comcast Concurrent Holding, Inc. (the
"Holder") certain warrants, upon the terms and subject to the conditions set forth in such Warrant Issuance Agreement.

22.  PUBLIC  ANNOUNCEMENT

     Concurrent and Comcast shall agree on the form and content of any public announcement that shall be made concerning this Agreement and the transactions contemplated hereby, and neither Concurrent nor Comcast shall make any such public announcement without the prior written consent of the other, except as required by law.

23.  GENERAL

     23.1 Force Majeure. Neither party shall be liable for delays in performance
          -------------
          of its obligations hereunder (other than payment obligations) arising out of or resulting from causes beyond such party's control. Such causes include, but are not restricted to, acts of God, any government authority, or the public enemy, fires, floods, epidemics, quarantine restrictions, strike, freight embargoes, shortages of materials, unusually severe weather, and default or delay of suppliers. In the event of such delay, the date by which performance of any such obligation hereunder is required shall be extended for a period equal to the time lost by reason of the delay.

     23.2 Governing  Law.  This  Agreement  shall be governed by the laws of the
          --------------
          State of Delaware, without regard to its conflict of laws rules, except that the United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

     23.3 Survival.  In addition to any provision of this Agreement which by its
          --------
          nature is intended to survive expiration or termination of this Agreement, Sections 6, 12, 14, 15, 16, 18, 19, 20, 21, 22 and this
          Section 23.3 shall survive the termination or expiration of this Agreement.

     23.4 Assignment.  The  rights  and  obligations set forth herein may not be
          ----------
          assigned or delegated by Concurrent without Comcast's written consent, except that Concurrent may assign, without the written consent of Comcast, all or any part of this Agreement to (i) the purchaser of substantially all of the assets of Concurrent, or (ii) the purchaser of all or substantially all of the assets of the VOD division or the VOD line of business of Concurrent or (iii) in the case of a consolidation or merger in which Concurrent is not the surviving entity, to the surviving entity of such consolidation or merger. Comcast may assign, in whole or in part, its rights and obligations hereunder to any person or entity provided that (a) Comcast furnishes to Concurrent prior to such assignment written notice of the name and address of such assignee and a description of the rights or obligations assigned and such other information as Concurrent may reasonably request and (b) the assignee agrees in writing reasonably acceptable to Concurrent concurrently with such assignment to be bound by the terms of this Agreement with respect to the rights or obligations assigned. Notwithstanding the foregoing, (x) no assignment by a party of any rights or obligations hereunder shall relieve such party of any of its obligations hereunder and (y) Comcast may not assign any of its rights or obligations hereunder to ****, unless with respect to provision (y) of this Section 23.4, such corporation is:
          (i) an Affiliate of Comcast, (ii) the purchaser of substantially all of the assets of Comcast or an Affiliate thereof, (iii) the purchaser of all or substantially all of the assets of a division or line of business of Comcast or an Affiliate thereof, or (iv) in the case of a consolidation or merger in which Comcast or such Affiliate is not the surviving entity, to the surviving entity of such consolidation or merger. Additionally, this Agreement may not be assigned to any party (other than to an Affiliate of the assignor) at any time on or before ****, except in conjunction with the assignment of the WIA. Any attempted assignment by a party of any rights or obligations hereunder in violation of this Section 23.4 shall be null and void. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     23.5 Independent  Contractors.  Comcast  and  Concurrent  are  independent
          ------------------------
          contractors and have no power, right or authority to bind the other party or to assume or to create an obligation or responsibility, express or implied, on behalf of the other party. Nothing in this Agreement shall be construed as creating a partnership relationship between Comcast and Concurrent or as creating the relationship of employer and employee, master and servant, or principal and agent between the parties hereto.

     23.6 Waiver  and  Severability.  Any  failure  or  delay by either party in
          -------------------------
          exercising any right or remedy provided by or relating to this Agreement in one or many instances does not constitute a waiver and shall not prohibit that party from exercising such right or remedy at a later time within applicable statute of limitations. If any provision of this Agreement is deemed invalid by a court of competent jurisdiction, it shall, to that extent only, be deemed omitted from this Agreement.

     23.7 Notice. Any notice required or permitted by this Agreement shall be in
          ------
          writing and shall be hand delivered, or sent by prepaid registered or certified mail, return receipt requested (if available), or sent by pre-paid courier service, in each case addressed to the other party at the address shown at the beginning of this Agreement or at such address for which such party gives notice hereunder. Copies of all notices to Comcast shall be sent to the attention of Comcast's General Counsel at the same address. Delivery shall be deemed completed upon receipt or refusal to accept such notice.

     23.8 Entire  Agreement.  This  Agreement,  including  all of its referenced
          -----------------
          Attachments, constitutes the entire agreement between the parties with respect to its subject matter. This Agreement and such Attachments supersede any terms or conditions contained on Comcast's purchase order, sales acknowledgment or invoice and supersede all previous oral or written communications between the parties regarding the sale or license of the VOD Products. Except as otherwise provided herein, this Agreement may not be modified except by a written document signed by an authorized representative of the party against which enforcement is sought.

     23.9 Dispute  Resolution.  Any  dispute  arising  out  of or related to the
          -------------------
          performance, breach or interpretation of this Agreement shall be submitted to non-binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association.

     This Agreement is executed by each party's duly authorized representative as of the date first above written.



                              CONCURRENT  COMPUTER  CORPORATION


                              By:     /s/  Steven  R.  Norton
                                 -----------------------------------------------
                                  Name:  Steven  R.  Norton
                                  Title:  Executive  Vice  President  and  CFO


                              COMCAST  CABLE  COMMUNICATIONS  OF
                              PENNSYLVANIA,  INC.


                              By:  /s/  Mark  Hess
                                 -----------------------------------------------
                                  Name:  Mark  Hess
                                  Title:  Vice  President  of  Digital  TV

                                  ATTACHMENT A

                    THE MEDIAHAWK 2000 VIDEO-ON-DEMAND SYSTEM



      The  MediaHawk  VOD  System  is  an  end-to-end  solution  consisting  of:

-       THE  MEDIAHAWK  2000  VIDEO  SERVER

-       THE  MEDIAHAWK  BUSINESS  MANAGEMENT  SYSTEM


     8.5  MEDIAHAWK  2000  VIDEO  SERVER
          ------------------------------

     Concurrent's MediaHawk 2000 is a scalable, high performance video server designed for the unique and demanding requirements of interactive video-on-demand applications. It is fully integrated with Scientific Atlanta's and Motorola's digital cable head-end, transport networks, and set top boxes as well a wide variety of third party VOD hardware and software products. Its flexible design provides for both centralized and distributed arrangements, allowing servers to be placed at the most appropriate and cost effective locations. Each chassis can be configured to support up to 320 interactive video streams at 3.8 Mbps or as few as 80 streams. When multiple servers are used the system can be scaled to thousands of streams, supporting hundreds of thousands of subscribers. Video content for each server is maintained on a high capacity, fiber channel disk array containing up to 24 disk drives. Each chassis can store up to 22,200 minutes of content (3.8 Mbps) or 222 full-length movies that are accessible to all sessions simultaneously. The MediaHawk disk arrays are arranged in a RAID level 5 configuration (4 groups of 6 drives), delivering a high degree of fault tolerance. Other fault tolerant features such as redundant power supplies, intelligent fans, and cross video module polling make the MediaHawk 2000 an extremely reliable solution. To address space concerns, MediaHawk's small footprint and slim height allow operators to place a great deal of power where space is limited. For example, four MediaHawk servers offering 1280 streams and storing 888 titles at 3.8 Mbps can fit in a single RETMA rack. Finally, the MediaHawk 2000 Video Server is cost effective, offering superior price/performance and ensuring an optimal return on investment.

      In  Summary,  the  MediaHawk  2000  Server  offers:

   -  High  scalability:  Scales  from  80  streams  to  thousands  of  streams

   - Multi-Platform Integration: Supports both the SA and Motorola platform using the same hardware

   - Flexible Implementation: Supports both centralized and distributed environments

   - High Density: A single chassis offers 320 streams and 22,200 minutes of storage (Encoded at 3.8 Mbps)

   - Fault Tolerance: Intelligent monitoring, RAID 5 level support, and no single points of failure

   -  Small  Footprint:  Dimensions  (17.7W  x  17.5H  x  28D)

   -  Cost  Effectiveness:  Superior  price/performance



(a)           MEDIAHAWK  2000  OUTPUT  OPTIONS
              --------------------------------

--------------------------------------------------------------------------------
64 QAM OUTPUTS      Concurrent's  MediaHawk  Servers  are  available with 64 QAM outputs. The 64 QAM outputs are ITU-T J.83 -B and DigiCipher
                    II  compliant,  with  Forward Error Correction RS (128,122),
                    Interleaver  (I=128),  and Trellis Coding. The data rate for
                    64 QAM is approximately 27 Mbps on a 6 MHz bandwidth carrier output centered at 44 MHz IF frequency at 30 dB power level.
                    Each  MediaHawk  server  can  be  equipped with up to 32 QAM outputs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
256 QAM OUTPUTS     Concurrent's MediaHawk Servers are available with 256 QAM IF outputs.  The  256 QAM outputs are ITU-T J.83-B standard and offer Forward Error Correction with programmable interleaver depth.  The  data  rate  for 256 QAM is 38.8 Mbps on a 6 MHz bandwidth  carrier  output.  Each  MediaHawk  server  can be equipped  with  up  to  32  QAM  outputs.
--------------------------------------------------------------------------------
DVB-ASI OUTPUTS     Concurrent's  MediaHawk  Servers  are available with DVB-ASI outputs. Our DVB-ASI output is capable of delivering up to 4 multiplexes.  The  maximum  data rate for each output is 160
                    Mbps.  Each  MediaHawk  server  can be equipped with up to 8
                    DVB-ASI  outputs.
--------------------------------------------------------------------------------
UP-CONVERTERS       Concurrent's  MediaHawk  Servers  are  designed  to  support integrated up-converters. This feature will not be available until  the  middle of 2001. The MediaHawk's QAM outputs have been  tested  with  the  following  brands  of  third  party up-converters:  Motorola  C8U, Scientific Atlanta, WaveComm,
                    Barco.
--------------------------------------------------------------------------------

MEDIAHAWK  2000  PHYSICAL  SPECIFICATIONS


--------------------------------------------------------------------------------
Mechanical  Dimensions:            17.7  inches  wide  x 17.5 inches high x 28.0
                                   inches  Deep
--------------------------------------------------------------------------------
Clearances  required:              4.0"  front (intake air) , 0" top, 0" bottom,
                                   4"  rear  (exhaust  air  and  cables)
--------------------------------------------------------------------------------
Maximum  Weight                    100  Lbs
--------------------------------------------------------------------------------
Maximum  Power  Consumption        9.0  Amps  @  115VAC
                                   4.5  Amps  @  230VAC
--------------------------------------------------------------------------------
Heat  Dissipated                   3500  BTU/hr.  (Note  that  1  ton  of  air
                                   conditioning  =  12,000  BTU/hr.)
--------------------------------------------------------------------------------
Temperature  (Operating):          50  to  95  degrees  F
                                   (10  to  35  degrees  C)
--------------------------------------------------------------------------------
Temperature  (Storage)             -40  to  149  degrees F (-40 to 65 degrees C)
--------------------------------------------------------------------------------
Humidity  (Operating):              20-80%  non-condensing
--------------------------------------------------------------------------------
Humidity(  Storage):                10-90%  non-condensing
--------------------------------------------------------------------------------
Altitude  (Operating):              0  to  10,000  feet
--------------------------------------------------------------------------------
Altitude  (Storage)                 0  to  30,000  feet
--------------------------------------------------------------------------------
Shock  (Storage)                    5Gs,  11  msec
--------------------------------------------------------------------------------
Vibration(Storage)                  1.0Gs  20-2000Hz  random
--------------------------------------------------------------------------------
Input  Voltage                      90 to 264 VAC, 47 to 63Hz  autoselecting
                                    (system chassis)
                                    48VDC  (optional,  consult  factory)
                                    (system  chassis)
--------------------------------------------------------------------------------
AC  Voltage  Frequency               47  to  63  Hz
--------------------------------------------------------------------------------

     BUSINESS MANAGEMENT SYSTEM
     --------------------------

CONCURRENT'S SA BASED VOD SOLUTION features the PRASARA Business Management System (BMS), a comprehensive content, subscriber, order, billing, and royalty payment system designed to satisfy the needs of cable system operators. The PRASARA BMS contains the following modules:

1.     CUSTOMER  ACCESS  MANAGEMENT  SYSTEM

The BMS Customer Access Management System (CAMS) collects and maintains relevant information about subscribers, including demographics, consumer preferences, credit card information, and billing data. This enables cable service providers to track the services and features preferred by customers, maintain transactional records, and accurately bill subscribers.

2.     PROVIDER  ACCOUNT  MANAGEMENT  SYSTEM

The BMS Provider Account Management System (PAMS) collects and maintains pertinent information about content providers, business affiliates, and their associated products. PAMS maintains the information necessary to generate royalty or commission affidavits for the providers and to communicate with legacy accounting systems to report revenue. PAMS includes a product management tool that enables easy maintenance (activate/deactivate, change price) of the provider's products and services.

3.     CONTENT  MANAGEMENT  SYSTEM

The Content Management System (CMS) is used to manage the interactive media assets (video, audio, etc.) that will be offered using the VOD system. The CMS identifies and tracks media assets through the content staging and loading procedures and ensures that content usage complies with the contractual rules defined in the PAMS.

4.     ORDER  MANAGEMENT  SYSTEM

The BMS Order Management System (OMS) provides the cable service provider with the ability to process subscribers' orders and ensure the accurate routing of fulfillment information. For example, when a subscriber orders VOD content the OMS will receive the order from the set top box, populate the BMS database tables, generate a corresponding fulfillment record, and update the cable billing system via the billing interface. The OMS also supports the integration of ITV and e-commerce applications.

5.     PROPAGATION  MANAGER

The Propagation Manager is used to distribute content to or remove content from remote servers from a central operations center. The Propagation Manager works in cooperation with the Content Management System (CMS) and the Provider Account Management System (PAMS) to ensure that availability windows are adhered to by pro-actively prompting the administrator to add or remove content. Content can be propagated to all servers simultaneously or to specific servers, providing the cable system operator a high degree of flexibility.

6.     HEALTH  MONITOR

     The  Health Monitor alerts administrators in the event of a system failure.

CONCURRENT'S MOTOROLA BASED VOD SOLUTION features the Vivid Business Management Tool (BMT), a comprehensive content, subscriber, order, billing, and royalty payment system designed to satisfy the needs of cable system operators. The Vivid BMT contains the following modules:

1.     CSR  CONSOLE

     The CSR console allows the entry and maintenance of subscriber information, including demographics, consumer preferences, credit card information, and billing data. This enables cable service providers to track the services and features preferred by customers, maintain transactional records, and accurately bill subscribers.

9.     SYSTEM  MANAGER

     The System Manager is used to enter standard and custom genres, movie packages, leases, and menu system types that are used to specify the characteristics of media assets when their descriptions are added to the database.

10.     DEVICE  MANAGER

The Device Manager is used to enter information about the VOD hardware and applications at the network center. This information enables the modular system components to work together. The Device Manager also contains a health-monitoring tool that alerts administrators in the event of server component or system failure.

11.     CONTENT  MANAGER

The Content Manager is used to enter and maintain the interactive media assets (video, audio, etc.) that will be offered using the VOD system. It is also used to collect and maintain content provider information and to generate royalty or commission affidavits. Content propagation and removal are also controlled using the content manager.

12.     USAGE  TOOLS

The Vivid Business Management Tool contains a variety of usage tools that allow cable system operators to analyze customer usage patterns and buy rates, as well as other pertinent marketing information related to VOD services. This information can be helpful in evaluating the effectiveness of various marketing schemes and determining the optimal cycle for refreshing media assets.

13.     SUPPORTED  BILLING  SYSTEM  INTERFACES
        --------------------------------------

     The Vivid BMT is integrated with a number of common cable billing systems including Convergys, CSG, and DST/Innovis (CableData).

     TRAINING  COURSE  DESCRIPTIONS



     MEDIAHAWK  MODEL  2000  SYSTEM  OPERATION  AND  MAINTENANCE

This course is designed to introduce the system operator to Concurrent Computer Corporation's MediaHawk Model 2000 video server. A general overview is followed by detailed instruction on the installation, operation and maintenance of the video server. Lecture material is reinforced with practical hands-on lab exercises.

After successful completion of the course, the student will be able to identify, configure, and understand the function of all major hardware assemblies, boot and configure the MediaHawk video server's VOD Kernel, identify problems, perform fault isolation and system recovery procedures, and perform subassembly removal and replacement.

Certification by this course provides eligibility for the user to request repair or exchange of MediaHawk subassemblies through the Concurrent Computer Corporation Repair Center.

Prerequisites: Students are expected to have practical experience with computer system technology and the use of basic system commands in a DOS or Unix based operating system. Experience with basic hand tools and electronic test equipment.

Course  Number:  MH2008
Course  Length:  ****
Cost:  ****
Location:  Atlanta,  GA



     MEDIAHAWK  BROADBAND  VOD  BACKOFFICE  BUSINESS  MANAGEMENT  SYSTEM  (BMS)


This course is designed to familiarize systems and business operations staff and customer service representatives with the MediaHawk BackOffice BMS. A brief overview of MediaHawk BackOffice BMS components is augmented by a comprehensive review of system modules and hands-on lab.

The course instills proficiency in establishing and managing user roles, user access, table maintenance, subscriber account information, purchases and credits, content management, reports, general subscriber menus and troubleshooting.

Prerequisites: Students are expected to be comfortable working within a Windows environment.

Course  Number:  MH2009
Course  Length:  ****
Cost:  ****
Location:  Atlanta,  GA

     MEDIAHAWK  MODEL  2000  TOTAL  SOLUTION


This course is a combined System Operation and Maintenance, and MediaHawk BackOffice BMS and is designed to represent a Total Solution for the MediaHawk Model 2000 Video-On-Demand System.

Course  Number:  MH2010
Course  Length:  ****
Cost:  ****
Location:  Atlanta,  GA



     ON-SITE  AND  CUSTOM  COURSES

The flexibility of on-site classes is provided by the Training Center for those customers who want to enroll a group of students in the same course. The customer can realize a substantial savings in travel costs.

Instead of a customer having to pay for multiple students' travel expenses to Concurrent, they need only cover the instructor's cost of travel and expenses to their site. Even greater savings are realized for larger classes. Besides the differences in travel costs, savings are also realized in tuition costs when the maximum class size is utilized.

In addition to these reductions in cost, there are several intangible benefits from choosing on-site courses:
Employees will be trained on the Concurrent VOD Products for which they will be responsible.
Multiple employees will not be absent from the customer's facility simultaneously.
Optimum scheduling can be achieved based on customer requirements. On-site instruction includes one set of training materials, which may be reproduced by the customer for the number of students enrolled in the class. Should the implementation of a Video-On-Demand system require training which is not one of the regularly scheduled courses as listed in the published schedule, a customized course can be prepared and taught at the Training Center or on-site. This customized course can take the form of modifying the format of an existing course or developing a completely new course.

                                  ATTACHMENT B


     The pricing specified in this Agreement includes all reasonable parameters required to correctly design, install, operate and maintain a fully functional, highly reliable commercial Concurrent VOD system including, but not limited to, media asset loading and management, video storage/pump, DVB/ASI and QAM output, server interconnect equipment/Ethernet hubs, and all software. Equipment that is required (other than WAN networking DWDM and Comcast head-end equipment required to operate a video distribution system), that was not included in the product and price description in this Agreement, is the responsibility of Concurrent at Concurrent's expense. Comcast is not responsible for additional costs required to provide a fully functional system except when Comcast requests additional functionality from Concurrent. If Comcast requests additional functionality from Concurrent's standard product, then Comcast and Concurrent shall agree, in writing, to the additional products and pricing prior to accepting any changes in pricing.


     1.  PRODUCT  DISCOUNT  SCHEDULE

     Product Discount Schedule applies to all Hardware and Software List Pricing. Future pricing extended to Comcast shall be the lesser of: the pricing that Concurrent offers to its MFN customers OR the Concurrent list pricing minus the Product Discount associated with the appropriate volume level per the Discount Schedule below.



     1.  ****  VOD  Capable  Subscribers  -  ****  additional  product discount;

     2.  ****  VOD  Capable  Subscribers  -  ****  additional product discount;

     3.  ****  VOD  Capable  Subscribers - **** additional product discount; and

     4.  ****  VOD  Capable  Subscribers  -  ****  additional  product discount.



     2.  HARDWARE  AND  SOFTWARE  LIST  PRICING



     CONCURRENT  LIST  PRICE  PER  STREAM  FOR  SYSTEMS  BETWEEN  320 AND 10,000
     STREAMS:



14.  CONFIGURATION  1:  MOTOROLA

--------------------------------------------------------------------------------
     Servers configured for use with Motorola DCT with QAM256 IF outputs, 3.75Mb/s content, 400 hours of storage using 4 analog channels, includes all Backoffice Hardware and software, streams available in 320 stream increments, 3 year warranty, installation included:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
****                ****
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     CONFIGURATION  2:  MOTOROLA

     Servers configured for use with Motorola DCT with QAM256 IF outputs, 3.0Mb/s content, 400 hours of storage using 4 analog channels, includes all Backoffice Hardware and software, streams available in 384 stream increments, 3 year warranty, installation included:


     ****               ****
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     CONFIGURATION  3:  SCIENTIFIC  ATLANTA

     Servers configured for use with Scientific Atlanta Explorer with DVB-ASI outputs, 3.75Mb/s content, 400 hours of storage using 4 analog channels, includes all Backoffice Hardware and software, streams available in 320 stream increments, 3 year warranty, installation included:


     ****                ****
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     CONFIGURATION  4:  SCIENTIFIC  ATLANTA

     Servers configured for use with Scientific Atlanta Explorer with DVB-ASI outputs, 3.0Mb/s content, 400 hours of storage using 4 analog channels, includes all Backoffice Hardware and software, streams available in 384 stream increments, 3 year warranty, installation included:


     ****                ****
--------------------------------------------------------------------------------




     Hardware  and  Software  List  pricing  hereunder  includes:



     Installation

     Training

     ****  Warranty  and  Maintenance

     Media  Hawk  Base  System

     Propagation/Library  Server

     Streaming  Units

     Storage  Units

     Control  PC's

     All  Software,  including  licenses


     3.     MAINTENANCE

     After the **** Initial Warranty Period (as may be extended pursuant to The Agreement Section 1 Concurrent shall charge an annual maintenance fee equal to the product of (x) **** and (y) the aggregate purchase price of all VOD Products delivered by Concurrent to Comcast (the "Maintenance Fee"



     4.     OTHER  CHARGES

     Shipping,  Taxes  and  Insurance  are  not  included

     Traveling  expenses  for  initial  installation  not  included



DETAILED  PRODUCT  LIST  AND  PRICING:  MARCH  2001
---------------------------------------------------
          Propagation
MEDIAHALWK MODEL 2000 BASED SYSTEMS
----------------------------------------------------------------------------------------
MODEL NUMBER                              BRIEF DESCRIPTION                        PRICE
------------------  -------------------------------------------------------------  -----
MH2-1CCCC-1CCCC-A1  MH2000 Base System Video server 32 QAM outputs                  ****
------------------  -------------------------------------------------------------  -----
MH2-1CCC0-1CCC0-A1  MH2000 Base System Video server 24 QAM outputs                  ****
------------------  -------------------------------------------------------------  -----
MH2-1CC00-1CC00-A1  MH2000 Base System Video server 16 QAM outputs                  ****
------------------  -------------------------------------------------------------  -----
MH2-1C000-1C000-A1  MH2000 Base System Video server 8 QAM outputs                   ****
------------------                                                                 -----
MH2-19999-19999-A1  MH2000 Base System with 8 DVB-ASI Streaming Units               ****
------------------  -------------------------------------------------------------  -----
MH2-19990-19990-A1  MH2000 Base System with 6 DVB-ASI Streaming Units               ****
------------------  -------------------------------------------------------------  -----
MH2-19900-19900-A1  MH2000 Base System with 4 DVB-ASI Streaming Units               ****
------------------  -------------------------------------------------------------  -----
MH2-19000-19000-A1  MH2000 Base System with 2 DVB-ASI Streaming Units               ****
------------------  -------------------------------------------------------------  -----
MH2-08000-08000-A1  MH2000 Base System with two Gigabit Ethernet Streaming Units    ****
------------------  -------------------------------------------------------------  -----

MEDIAHALWK MODEL 2000 PROPOGATION/LIBRARY SERVER OPTIONS
----------------------------------------------------------------------------------------
MODEL NUMBER        BRIEF DESCRIPTION                                              PRICE
------------------  -------------------------------------------------------------  -----
MH2-CP0210-PROP     MH2000 Gigabit Ethernet, 66MHz Propogation Unit w/Driver        ****
------------------  -------------------------------------------------------------  -----
MH2-CP0300-PROP     MH2000 IP-over-ATM/OC3c Multi-Mode Propogation Unit w/Driver    ****
------------------  -------------------------------------------------------------  -----

MEDIAHALWK MODEL 2000 STREAMING UNITS
----------------------------------------------------------------------------------------
MODEL NUMBER        BRIEF DESCRIPTION                                              PRICE
------------------  -------------------------------------------------------------  -----
MH2-CP0210-OUT      MH2000 Gigabit Ethernet, 66MHz Streaming Unit w/Driver          ****
------------------  -------------------------------------------------------------  -----
MH2-CP0275          MH2000 DVB-ASI Streaming Unit w/Driver                          ****
------------------  -------------------------------------------------------------  -----
MH2-CP0410          MH2000 Quad QAM256/ATSC Streaming Unit w/Driver                 ****
------------------  -------------------------------------------------------------  -----

MEDIAHALWK MODEL 2000 STORAGE UNITS
----------------------------------------------------------------------------------------
MODEL NUMBER        BRIEF DESCRIPTION                                              PRICE
------------------  -------------------------------------------------------------  -----
MH2-RB5936-SU       MH2000 36GB Fibre-Channel Storage Unit (5+1)                    ****
------------------  -------------------------------------------------------------  -----

MEDIAHALWK MODEL 2000 CONTROL PCS (MOTOROLA/GI OPTIONS)
----------------------------------------------------------------------------------------
MODEL NUMBER        BRIEF DESCRIPTION                                              PRICE
------------------  -------------------------------------------------------------  -----
MH2-NCRM-GI-A1      Net Center Resource Manager - Rackmount                         ****
------------------  -------------------------------------------------------------  -----
MH2-NCRM-RKMM-A1    NCRM Monitor, Keyboard & Mouse Kit - Rackmount                  ****
------------------  -------------------------------------------------------------  -----
MH2-CMSRM-GI-A1     Content Management Station - Rackmount                          ****
------------------  -------------------------------------------------------------  -----
MH2-CMS-RKMM-A1     CMS Monitor, Keyboard & Mouse Kit - Rackmount                   ****
------------------  -------------------------------------------------------------  -----
MH2-CMSTW-GI-A1     Content Management Station - Tower                              ****
------------------  -------------------------------------------------------------  -----
MH2-CMS-KMM-A1      CMS Monitor, Keyboard & Mouse Kit - Tower                       ****
------------------  -------------------------------------------------------------  -----
MH2-CSRC-GI-A1      CSR Console - Desktop                                           ****
------------------  -------------------------------------------------------------  -----
MH2-CSRC-KMM-A1     CSR Monitor, Keyboard & Mouse Kit - Desktop                     ****
------------------  -------------------------------------------------------------  -----
MH2-HERM-GI-A1      Headend Resource Manager - Rackmount                            ****
------------------  -------------------------------------------------------------  -----
MH2-HERM-RKMM-A1    HERM Monitor, Keyboard & Mouse Kit - Rackmount                  ****
------------------  -------------------------------------------------------------  -----
MH2-KVMSWITCH-A1    KVM Switch, monitor, keyboard and mouse.                        ****
------------------  -------------------------------------------------------------  -----

                                  ATTACHMENT C

                         Concurrent Computer Corporation

               VOD System Acceptance Test Procedures(FAT/SAT) For

                                     COMCAST

     14.1     Scope

     This functional test procedures document is used to validate and document the performance and functionality of the Concurrent Computer Corporation VOD
System deployed for COMCAST. These procedures are completed and documented during FAT at Concurrent Computer Corp. staging facility by Concurrent test personnel. Optionally, a customer representative can attend and participate in the FAT.

     The procedures will be run again at the customer site (SAT) after installation, but prior to providing VOD service to actual subscribers. Tests of the following categories are performed:


1)     Settop  configuration

2)     Content  loading,  preprocessing,  and  distribution

3)     Menu  generation  and  activation  for:

       a)     Movie  title

       b)     Movie  description

       c)     Movie  rating

       d)     Movie  price

       e)     Movie  genre

       f)     Movie  lease  length

       g)     Movie  activation/deactivation  date  and  time

4)     VOD  functionality  including:

       a)     Purchasing

       b)     Customer  PIN  codes, rating restrictions, lease period validation

       c)     Play,  rewind,  fast  forward,  pause,  index,  stop

5)     Video  Server  Capacity

6)     QAM  Output  level  verification

7)     Billing  System  Interface

8)     ****


The CCUR VOD System is considered fully installed and tested upon successful completion of these tests during SAT.

     14.2  Purpose

     The  purpose  of  the  VOD  Acceptance  tests  is  to:

1.   Verify  proper  installation  and operation of the CCUR headend components.


2. Assure that the performance characteristics established by the CCUR VOD equipment are not degraded by other system components or by system interconnections.


3. In some cases special accessory devices may be required by unusual local conditions or may be otherwise specified by the customer. Where such is the case, these devices will be checked for proper installation and normal operation, but they are specifically excluded from the guaranteed system specifications for the test categories below. Examples of such items include traps, output combining or input splitting filters, input and output bandpass filters, and output post amplifiers.

15.  TEST  SYSTEM  PREPARATION

****  (p.  15-25  omitted  pursuant  to  Confidential  Treatment  Request)

16.  POWER  FAIL  AND  RECOVERY  TESTS

****


17.  INTERACTIVE  PERFORMANCE  VERIFICATION  TEST

****

18.  MOVIE  QUALITY  TEST

****

19.  QAM  TEST

****

                                  ATTACHMENT D

                                PRODUCT WARRANTY
                                ----------------

****